Vascular Anomalies Update May 2026 Exhibit 99.2

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding the progress, timing and results of the clinical development of the programs across our portfolio, including the expected timing of data readout and other clinical and developmental milestones; the expected therapeutic benefits of our programs, and potential safety, efficacy and tolerability; the potential of our product candidates, including zovegalisib, to address a major unmet medical need; expectations regarding our pipeline and operating plan; the competitive landscape and potential commercialization and market opportunities for our product candidates; expectations regarding current and future interactions with the U.S. Food and Drug Administration (FDA) or other regulatory authorities and the timing of any regulatory updates or approvals, and any related actions or decisions; our plans to develop, manufacture and commercialize our current product candidates; the potential to combine zovegalisib with other products; and the implementation of our business model and strategic plans for our business, current product candidates and any future product candidates. The words “may,” “might,” “will,” “could,” “would,” “should,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions, or the negative thereof, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks associated with: the impact of global economic uncertainty, geopolitical instability and conflicts, or public health epidemics or outbreaks of an infectious disease on countries or regions in which we have operations or do business; significant political, trade, or regulatory developments, such as tariffs, beyond our control; the timing and anticipated results of our clinical trials, strategy, future operations and profitability; the delay or pause of any current or planned clinical trials or the development of our drug candidates; the risk that the preliminary results of our preclinical or clinical trials may not be predictive of future or final results in connection with future clinical trials of our product candidates; our ability to successfully demonstrate the safety and efficacy of our drug candidates; the timing and outcome of our planned interactions with regulatory authorities; and obtaining, maintaining and protecting our intellectual property. These and other risks, uncertainties and important factors are described in the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners.

Zovegalisib – Potential to Address 3 Large Commercial Opportunities $2-3B $7-8B $6-8B 2L Breast Cancer 1L Breast Cancer Vascular Anomalies Note: TAM calculated based on market benchmarks and internal analysis Estimated US TAM

2L Breast Cancer – Ph1/2 Data at Ph3 Dose Showed Clinically Meaningful PFS

RELAY THERAPEUTICS

ReDiscover-2 STUDY

2L Breast Cancer

$2-3B

Estimated US TAM[1]

Ph3 regimens

Zovegalisib + Fulv 400mg BID (Phase 3 Dose)

Capivasertib + Fulv (4 days on, 3 off)

Zovegalisib shows favorable efficacy in 2L+ patients

	mPFS	ORR
2L & 3L+	**11.1mo mPFS** 11.2mo in Kinase | 11.0mo in Non-Kinase	ORR: 43%
Post-CDK4/6	5.5mo mPFS	ORR: 26%

Interim zovegalisib data support ongoing Phase 3 trial against capivasertib

1. TAM calculated based on market benchmarks and internal analysis; Sources: ReDiscover Ph1/2 preliminary data as of 1/13/2026; Capi + fulv Ph3 data from CAPItello-291, Turner N Engl J Med 2023; 388:2058-2070. Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2026 Relay Therapeutics

ReDiscover preliminary data as of 01/13/2026 4

1L Breast Cancer – Establishing Zovega + Atirmo + AI Combinability for 1L Use 44% ORR Standard of Care CDK4/6 + ET vs. 40% Gr3+ AE 50-90% Gr3+ AE vs. Zovega + Atirmo + AI selected as go-forward 1L regimen; Supply agreement signed with Pfizer for atirmo; Trial intended to initiate in early 2027 Efficacy Tolerability Zovega + Atirmo + ET Triplet Doublet ReDiscover preliminary data as of 04/13/2026 53-55% ORR Study Population 1L Patients Median 3L Patients vs. 1L Breast Cancer $7-8B Estimated US TAM1 1. TAM calculated based on market benchmarks and internal analysis; Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

Vascular Anomalies – Zovega's Promising Initial Efficacy Data & Tolerability Profile

RELAY THERAPEUTICS

Vascular Anomalies

$6-8B

Estimated US TAM[1]

Initial Efficacy Data

Volumetric Response Rate (VRR)



60% VRR²
400mg: 57%
300mg: 100%
100mg: 29%³
One 100mg pt converted from SD to uVR after data cut-off³
Greater volumetric response rates
27%
17%
wk24
Zovegalisib
All doses
ReInspire, (N=20)
Alpelisib
250mg
EPIK-P1⁴
(N=37)
125mg
EPIK-P2⁵
(N=54)

89% of patients with investigator-reported clinical improvement (IGIC at week 12)

Initial Tolerability Data

Gr3+ AEs



Lower Gr3+ TRAEs
15%
30%
SAE rate
71%
Closest approx. of safety at Vijoice label dose⁷
Zovegalisib
All doses
ReInspire, (N=32)
Alpelisib
~180mg⁶
EPIK-P2
(N=54)
~220mg⁷
EPIK-B5⁷
(N=188)

Gr3 hyperglycemia: 1 pt (3%)
(pre-diabetic pt at 400mg)

ReInspire median follow-up: 14 weeks

ReInspire preliminary data as of 04/15/2026

1. TAM calculated based on market benchmarks and internal analysis; 2. Includes both confirmed and unconfirmed responses. 3. After the data cut-off date, one 100mg BID patient that did not have a volumetric response as of the data cut-off date has converted to an unconfirmed response, resulting in a 100mg BID volumetric response rate of 43% (3/7), a volumetric response rate of 69% (9/13) for patients treated at 300mg BID or 100mg BID, and a volumetric response rate of 65% (13/20) across doses. None of the other response-evaluable patients' response statuses have changed since the data cut-off date; 4. EPIK-P1 as cited in Vijoice FDA label, label dose is 250mg QD; 5 EPIK-P2: Canaud 2024 Blood 144:5512 and results from clintrials.gov listing, 125mg QD was starting dose; 6. 180mg dose approximated from rates of dose escalation after week 26 listed on clintrials.gov listing 7. EPIK-B5: SABCS 2025 #RF7-02, 220mg dose approximated from dose modification data; Gr3 TRAEs = Grade 3+ Treatment-Related Adverse Events, IGIC = Investigator Global Impression of Change scale, SD = Stable Disease, uVR = unconfirmed volumetric response. Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2026 Relay Therapeutics

6

PIK3CA-Driven Vascular Anomalies

Vascular Anomalies Overview

~170k US patients with PIK3CA-driven Vascular Anomalies

Somatic PIK3CA mutation → **drives malformed vasculature** → **leading to vascular anomalies**

PIK3CA mut





Current treatment options are limited

Local Treatments: temporary, only treat symptoms → **Systemic Treatments:** non-selective, limited toxicity/efficacy → **Large unmet medical need**

Zovegalisib is uniquely positioned to address driver of disease

First mutant-selective PI3Kα inhibitor

Initial clinical data showing:
- Selectivity
- Tolerability
- Efficacy

Potential for chronic systemic treatment option

Sources: ISSVA classification, NORD, Mayo Clinic, Novartis, Penington et al 2023, Gallagher et al 2022, Luks et al 2015, Limaye et al 2015, Peyre et al 2021, Hong et al 2021, and company primary market research

© 2026 Relay Therapeutics

7

PIK3CA-Driven Vascular Anomalies

Vascular Anomalies – Patient Numbers

PIK3CA-driven Vascular Anomalies (VAs)

~170k US patients

Vascular Anomaly Subtypes

Initial clinical focus: ~25k US patients seeking systemic therapy

	PIK3CA-Related Overgrowth Spectrum (PROS)	PIK3CA-driven Lymphatic Malformations (LM)	PIK3CA-driven Venous Malformations (VeM)	PIK3CA-driven Cerebral Cavernous Malformations (CCM)
Patients	~5-10k US patients	~60-65k US patients	~20-25k US patients	~50-70k US patients
Systemic tx	25-30% seek systemic tx	20-25% seek systemic tx	15-20% seek systemic tx	25-30% seek systemic tx

Sources: ISSVA classification, NORD, Mayo Clinic, Novartis, Penington et al 2023, Gallagher et al 2022, Luks et al 2015, Limaye et al 2015, Peyre et al 2021, Hong et al 2021, and company primary market research

© 2026 Relay Therapeutics

8

PIK3CA-Driven Vascular Anomalies

Zovegalisib – Study Design: ReInspire

RELAY THERAPEUTICS

	Part 1: Dose Selection		Part 2: Dose Expansion
Adults & Adolescents (≥12 years old)	**Data shown today** Randomized dose finding: 400mg, 300mg, 100mg BID (Completed; N=~10 each)	RP2D(s) →	Expansion cohorts opened at: • 300mg BID • 400mg QD
Pediatrics (6-11 years old)	**Dose Escalation** (opened Q1 2026)	RP2D(s) →	Expansion Cohort(s)
Pediatrics (2-5 years old)	**Dose Escalation** (not yet opened)	RP2D(s) →	Expansion Cohort(s)

Enrollment open in adults & adolescents in part 2 and pediatrics (6-11 y/o) in part 1

© 2026 Relay Therapeutics

9

PIK3CA-Driven Vascular Anomalies

Zovegalisib – ReInspire Trial Demographics

	Total (N=32)	100mg BID (N=11)	300mg BID (N=11)	400mg BID (N=10)
Age (years), median (range)	**24.5 (12, 63)**	31 (13, 50)	24 (13, 54)	19.5 (12, 63)
12-17 / ≥18, n (%)	**10 (31) / 22 (69)**	4 (36) / 7 (64)	2 (18) / 9 (82)	4 (40) / 6 (60)
Sex, M/F, n (%)	**14 (44) / 18 (56)**	6 (55) / 5 (45)	5 (45) / 6 (55)	3 (30) / 7 (70)
Disease Classification, n (%)				
PROS	**22 (69)**	8 (73)	6 (54)	8 (80)
CLOVES	**5 (16)**	1 (9)	3 (27)	1 (10)
KTS	**10 (31)**	4 (36)	2 (18)	4 (40)
Other	**7 (22)**	3 (27)	1 (9)	3 (30)
LM	**8 (25)**	3 (27)	4 (36)	1 (10)
VeM	**2 (6)**	0	1 (9)	1 (10)
Performance Status at Baseline, 50-70/ ≥80[1], n (%)	**5 (16) / 27 (84)**	2 (18) / 9 (82)	1 (9) / 10 (91)	2 (20) / 8 (80)
Pre-diabetic[2], n (%)	**8 (25)**	1 (9)	6 (55)	1 (10)
Local PIK3CA Status at Baseline, n (%)				
Kinase mutation	**10 (31)**	4 (36)	4 (36)	2 (20)
Non-Kinase mutation	**16 (50)**	4 (36)	6 (55)	6 (60)
No mutation documented	**6 (19)**	3 (27)	1 (9)	2 (20)
Prior disease-related systemic treatment, median	**1**	1	2	1
None, n (%)	**9 (28)**	3 (27)	3 (27)	3 (30)
Prior alpelisib / sirolimus, n (%)	**23 (72)**	8 (73)	8 (73)	7 (70)
Prior disease-related surgery, n (%)	**19 (59)**	5 (45)	6 (55)	8 (80)
Prior catheter-based procedures, n (%)	**18 (56)**	6 (55)	8 (73)	4 (40)

1. Lansky performance status for patients <16 years old or Karnofsky performance status for patients ≥16 years old; 2. Baseline HbA1c ≥5.7, glucose ≥100, or medical history of pre-diabetes mellitus

© 2026 Relay Therapeutics

ReInspire preliminary data as of 04/15/2026 10

Zovegalisib – All Initial Doses Resulted in Exposures Projected to be Active PIK3CA-Driven Vascular Anomalies ReInspire preliminary data as of 04/15/2026 C1D15 Mean Concentration-Time Profiles By Dose 400mg BID (N=7) 300mg BID (N=6) 100mg BID (N=6)

PIK3CA-Driven Vascular Anomalies

Zovegalisib – 60% Volumetric Response Rate by BICR Across All Doses



Volumetric Response:
≥20% reduction
Best % Change from Baseline of Target lesion(s) volume
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Three 100mg pts with lesion reduction between 18.2-19.8%
Patient converted to unconfirmed response after data cut-off[2]
60%
Overall VRR
(12/20)[1]
Across All Doses
VRR by dose:
400mg BID: 57% (4/7)
300mg BID: 100% (6/6)
100mg BID: 29% (2/7)[2]

Subtype		LM	PROS	VeM	PROS	PROS	PROS	PROS	PROS	PROS	PROS	LM	PROS	PROS	PROS	PROS	PROS	PROS	PROS	LM	LM
PROS subtype			KTS		FAO	KTS	FAO	FAVA	KTS	CLOVES	CLOVES		KTS	KTS	KTS	CLOVES	FAVA	CLOVES	KTS		
PIK3CA mutation		NK	NK	NK	NK	Unk	K	Unk	NK	NK	K	NK	Unk	K	NK	K	NK	NK	NK	K	Unk
Prior alp/siro		S	A + S	S	—	A + S	—	A + S	—	S	A	A + S	—	—	—	A + S	A + S	A + S	S	—	S
BL volume (L)		0.4	5.4	0.5	0.9	1.2	0.4	0.8	18.0	3.4	0.9	0.2	2.7	0.4	1.0	1.2	0.1	0.2	0.3	0.1	0.1
% Change from Baseline	W12	6.3	-2.5	-3.5	-6.4	-15.9	-18.2	-1.4	-12.7	-20.7	-21.8	-31.4	-36.7	-38.1	-41.0	-53.7	-44.1	-49.0	-50.7	-69.3	-70.9
	W24		3.5					-19.5	-19.8								-54.2	-55.5	-54.4		-75.6
	W36		8.9																-61.2		-85.0
BOR		SD	SD	SD	SD	SD	SD	SD	SD	uVR	uVR	uVR	uVR	uVR	uVR	uVR	cVR	cVR	cVR	uVR	cVR

1. Includes both confirmed and unconfirmed responses. 2. After the data cut-off date, one 100mg BID patient that did not have a volumetric response as of the data cut-off date has converted to an unconfirmed response, resulting in a 100mg BID volumetric response rate of 43% (3/7), a volumetric response rate of 69% (9/13) for patients treated at 300mg BID or 100mg BID, and a volumetric response rate of 65% (13/20) across doses. None of the other response-evaluable patients' response statuses have changed since the data cut-off date. Volumetric Response (VR) = 20% or greater reduction in target lesion volume by blinded independent central review (BICR); cVR = Confirmed Volumetric Response (VR with 2nd scan to confirm response), uVR = Unconfirmed Volumetric Response (VR without confirmatory scan), SD = Stable Disease

ReInspire preliminary data as of 04/15/2026

© 2026 Relay Therapeutics

12

PIK3CA-Driven Vascular Anomalies

Zovegalisib – Volumetric Response Over Time (BICR)


100mg VRR:
29% (2/7)1
300mg VRR:
100% (6/6)
400mg VRR:
57% (4/7)
Percent Change from Baseline
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Week
BL
12
24
36
*
Three 100mg pts
with lesion reduction
between 18.2-19.8%
(all ongoing)
*Patient converted to
unconfirmed response
after data cut-off2

60% Overall VRR (12/20)[1]

All patients ongoing

Reductions generally deepened over time at all doses

1. Includes both confirmed and unconfirmed responses. 2. After the data cut-off date, one 100mg BID patient that did not have a volumetric response as of the data cut-off date has converted to an unconfirmed response, resulting in a 100mg BID volumetric response rate of 43% (3/7), a volumetric response rate of 69% (9/13) for patients treated at 300mg BID or 100mg BID, and a volumetric response rate of 65% (13/20) across doses. None of the other response-evaluable patients' response statuses have changed since the data cut-off date.

© 2026 Relay Therapeutics ReInspire preliminary data as of 04/15/2026 13

PIK3CA-Driven Vascular Anomalies

Zovegalisib – Initial Efficacy Data Supports Clear Symptomatic Benefit


Very much improved
No Change
Very much worsened

Investigator-Reported (IGIC)

89%
of patients improved by week 12


Mean Change by timepoint
3
2
1
0
-1
-2
-3
1.9
1.2
2.0
2.0
2.3
2.5
N = 19
N = 11
12 wk
20 wk

Patient-Reported (PGIC)

79%
of patients improve by week 12


Mean Change by timepoint
3
2
1
0
-1
-2
-3
1.5
1.0
1.0
1.3
1.3
2.0
N = 14
N = 10
12 wk
20 wk

Pain (IADRSS)

71%
of pain symptoms improved by week 12


Mean Change by timepoint
3
2
1
0
-1
-2
-3
1.8
1.1
1.7
2.0
1.7
2.0
N = 21
N = 14
12 wk
20 wk

100mg BID **300mg BID** **400mg BID**

IGIC = Investigator Global Impression of Change, PGIC = Patient Global Impression of Change, IADRSS = Investigator Assessment of Disease-Related Signs and Symptoms.
Note: N for IGIC and PGIC is number of patients; N for IADRSS pain is number of most bothersome pain symptoms, where some patients may have more than one pain symptom.
Scale: +3 very much improved, +2 minimally improved, +1 minimally improved, 0 no change, -1 minimally worse, -2 much worse, -3 very much worse

© 2026 Relay Therapeutics

ReInspire preliminary data as of 04/15/2026 14

PIK3CA-Driven Vascular Anomalies

Zovegalisib – Initial Efficacy Data Summary

Meaningful Efficacy Data

Volumetric Response Rate (VRR)


60%
Overall VRR
(12/20)[1]
100%
57%
29%[2]
One 100mg pt converted from SD to uVR after data cut-off[2]
100mg BID
(N=7)
300mg BID
(N=6)
400mg BID
(N=7)

3 of 7 pts with lesion reduction 18.2-19.8%

Consistent Across Subgroups

Subgroup VRR[1]


Alpelisib[3]
17-27%
Zovega Overall
60%[1]
PROS
60%
Non-PROS[4]
60%
Kinase
80%
Non-Kinase
55%
Unknown
50%
Prior alp/siro
62%
No Prior alp/siro
57%
Ages 18+
64%
Ages 12-17
50%

Broad Symptomatic Benefit

% of Patients with Improvement at Week 12


89%
79%
71%
IGIC
PGIC
IADRSS
Pain[5]

1. Includes both confirmed and unconfirmed responses. 2. After the data cut-off date, one 100mg BID patient that did not have a volumetric response as of the data cut-off date has converted to an unconfirmed response, resulting in a 100mg BID volumetric response rate of 43% (3/7), a volumetric response rate of 69% (9/13) for patients treated at 300mg BID or 100mg BID, and a volumetric response rate of 65% (13/20) across doses. None of the other response-evaluable patients' response statuses have changed since the data cut-off date; 3. EPIK-P1: Vijoice FDA label and EPIK-P2: Canaud 2024 Blood 144:5512; 4. Non-PROS = LM and VeM; 5. IADRSS rate shown is percentage of pain symptoms improved; Alp = alpelisib, Siro = sirolimus;IGIC = Investigator Global Impression of Change, PGIC = Patient Global Impression of Change, IADRSS = Investigator Assessment of Disease-Related Signs and Symptoms, SD = Stable Disease, uVR = unconfirmed volumetric response. Note: Thesedata are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2026 Relay Therapeutics

ReInspire preliminary data as of 04/15/2026 15

100mg BID (N=11) All Gr Gr1 Gr2 Gr3+ Any TRAE 82% 36% 45% - Headache 18% 18% - - Fatigue 18% 9% 9% - Nausea 27% 18% 9% - Diarrhea 27% 27% - - Hyperglycemia - - - - Decreased appetite 18% 9% 9% - Rash - - - - Stomatitis - - - - Zovegalisib – Treatment-Related Adverse Events ≥15% of Patients No discontinuations due to adverse events 300mg BID (N=11) All Gr Gr1 Gr2 Gr3+ 91% 55% 18% 18% 73% 73% - - 55% 36% 18% - 45% 36% 9% - 18% 18% - - 45% 18% 27% - 18% 9% 9% - - - - - - - - - 100mg+300mg BID (N=22) All Gr Gr1 Gr2 Gr3+ 86% 45% 32% 9% 45% 45% - - 36% 23% 14% - 36% 27% 9% - 23% 23% - - 23% 9% 14% - 18% 9% 9% - - - - - - - - - 400mg BID (N=10) All Gr Gr1 Gr2 Gr3+ 90% 20% 50% 20% 50% 30% 20% - 20% 10% 10% - 70% 40% 30% - 10% - 10% - 40% 20% 10% 10% 20% 10% 10% - - - - - - - - - PIK3CA-Driven Vascular Anomalies Majority of hyperglycemia observed in patients prediabetic at baseline1 Median Relative Dose Intensity 100% Dose Reduction due to TRAE, n (%) 1 (9%)2 99% 4 (36%) 99% 5 (23%) 77% 7 (70%) 1. Baseline HbA1c ≥5.7, glucose ≥100, or medical history of pre-diabetes mellitus; 2. Patient later increased back up to original dose of 100mg BID ReInspire preliminary data as of 04/15/2026 TRAE ≥15% Other select TRAE No Grade 3 hyperglycemia

Data benchmark EPIK-B51 (N=188) ReInspire (N=22) mDoE 5.6mo mDoE 3.5mo mDoE Hyperglycemia Diarrhea Rash2 Stomatitis3 PI3Kα Inhibitors – Tolerability Profile Across Known Key Pathway AEs Gr1-2 Gr3+ Zovegalisib 100mg + 300mg BID Alpelisib ~220mg QD1 2% 73% 51% 42% 38% 0% 0% ReInspire preliminary data as of 04/15/2026 PIK3CA-Driven Vascular Anomalies At 100mg and 300mg BID: No rash or stomatitis of any grade No Gr3 hyperglycemia or diarrhea No discontinuations Median dose intensity >99% 1. EPIK-B5, SABCS 2025 #RF7-02, 220mg dose approximated from dose modification data; 2. Rash for alpelisib references the cumulative sum of rates of rash and rash maculo-papular from the EPIK-B5 study, and may include overlap; 3. Stomatitis for alpelisib references the cumulative sum of rates of stomatitis and mucosal inflammation from the EPIK-B5 study, and may include overlap; 4. Pre-diabetic: baseline HbA1c ≥5.7 to <6.5, glucose ≥100, or medical history of pre-diabetes mellitus; 5. EPIK-P1 is a retrospective study, label dose is 250mg QD, and EPIK-P2: Canaud 2024 Blood 144:5512, 125mg QD was starting dose. Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. ` No hyperglycemia at 100mg At 300mg, 55% of patients were pre-diabetic at baseline4, and the majority of hyperglycemia was observed in these patients EPIK-P1 (250mg) was not a prospective study and EPIK-P2 was conducted at half the label dose5

PIK3CA-Driven Vascular Anomalies

Patient Vignette – Adult Patient with PROS Achieved Meaningful Clinical and Radiographical Improvement with Zovega 100mg BID


Baseline


Week 24

18 liter lesion at baseline

3.6 liter reduction (-19.8%) at 24wk

44-year-old male with KTS (PROS)

- PIK3CA mutation: Q546K
- Prior sclerotherapy x3, no prior systemic tx
- Minimal mobility at baseline
- **Dosed with 100mg zovegalisib**

19.8% volumetric reduction at week 24

(13% reduction seen at week 12)

- **3.6 liter lesion reduction**
- Deepening reduction at each scan

Dramatic and rapid clinical improvement

"Much Improved" IGIC overall status

Investigator Global Impression of Change

Note: Symptom improvement shown here is for Week 24

Tolerable profile allowing for prolonged dosing

- No dose modifications
- Patient remains on therapy at 100mg BID

"The participant used to not be able to walk further than front door to car. Within 2 weeks, he walked around the block."

- ReInspire Investigator

© 2026 Relay Therapeutics

The information presented on the slide may not be representative of all patient experiences

ReInspire preliminary data as of 04/15/2026 18

PIK3CA-Driven Vascular Anomalies

Patient Vignette – Previously Systemically Treated Pediatric Patient with PROS Achieved Meaningful Radiographic & Clinical Improvement with Zovega 300mg BID

RELAY THERAPEUTICS


Baseline
Week 24

12-year-old male with CLOVES (PROS)

- PIK3CA mutation: E542K
- Prior surgery x6, laser therapy x12, sirolimus (no response) and alpelisib
- Painful chest lesion, with lymphatic leakage
- **Dosed with 300mg zovegalisib**

55% volumetric reduction at week 24

(49% reduction seen at week 12)

- Deepening reduction at each scan

Dramatic and rapid clinical improvement

“Much Improved” IGIC overall status

Investigator Global Impression of Change

Note: Symptom improvement shown here is for Week 24

Tolerable profile allowing for prolonged dosing

- No dose modifications
- Patient remains on therapy at 300mg BID

"After initiation of zovegalisib, the patient has experienced a marked reduction in overgrowth size, improved clothing fit, and decreased sensitivity of affected areas. Episodes of drainage and cellulitis have resolved, and previously painful stimuli such as ECG sticker placement are now well tolerated."
- ReInspire Investigator

© 2026 Relay Therapeutics

The information presented on the slide may not be representative of all patient experiences

ReInspire preliminary data as of 04/15/2026

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PIK3CA-Driven Vascular Anomalies

Patient Vignette – Adult patient with Facial LM Experienced Meaningful Improvement in Pain and Radiographic Response with Zovega 300 mg BID

RELAY THERAPEUTICS


Baseline
Week 24

"She had a meaningful decrease in pain and fullness"

- ReInspire Investigator

42-year-old female with facial LM

- PIK3CA mutation: E545K
- Prior sclerotherapy x3, embolization x2, surgery x4, sirolimus (no response, dc for AEs) & alpelisib (improvement, but dc for AEs)
- **Dosed with 300mg zovegalisib**

53% volumetric reduction at week 24*

(31% reduction seen at week 12)

- Deepening reduction at each scan

Dramatic and rapid clinical improvement

"Much Improved" IGIC overall status

Investigator Global Impression of Change

Most bothersome symptoms:

(Investigator Assessment of Disease-Related Signs and Symptoms)

- Ear pain → Much improved
- Oral pain → Minimally improved
- Jaw pain → No change

Note: Symptom improvement shown here is for Week 24

Tolerable profile allowing for prolonged dosing

- No dose modifications
- Patient remains on therapy at 300mg BID

© 2026 Relay Therapeutics

The information presented on the slide may not be representative of all patient experiences

ReInspire preliminary data as of 04/15/2026

*Week 24 scan provided after data cutoff

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Zovegalisib - Clear Path to Finding Dose to Evaluate Potential for Differentiated Profile Zovegalisib Alpelisib 29%7 0% 100mg BID (N=7) 400mg QD 300mg BID (N=6) 400mg BID (N=7) 100mg BID (N=11) 400mg QD 300mg BID (N=11) 400mg BID (N=10) 250mg EPIK-P1 (SAE) ~180mg3 EPIK-P22 (SAE) ~220mg4 EPIK-B54 (+fulv) (Gr3+ AE) 250mg EPIK-P11 (N=37) 125mg EPIK-P22 (N=54) Efficacy Data: Volumetric response rate6 Safety Data: Gr3+ TRAE Selected as Expansion Doses ReInspire preliminary data as of 04/15/2026 PIK3CA-Driven Vascular Anomalies Expansion dose (I)5 Expansion dose (I)5 wk24 wk24 Expansion dose (II) Expansion dose (II) 1. EPIK-P1: FDA review document; 2. EPIK-P2: Canaud 2024 Blood 144:5512 and results from clintrials.gov listing, 125mg QD was starting dose; 3. 180mg dose approximated from rates of dose escalation after week 26 listed on clintrials.gov listing; 4. EPIK-B5: SABCS 2025 #RF7-02, 220mg dose approximated from dose modification data; 5. 400mg QD expansion cohort yet to be initiated; 6. ReInspire VRR Includes both confirmed and unconfirmed responses. 7. After the data cut-off date, one 100mg BID patient that did not have a volumetric response as of the data cut-off date has converted to an unconfirmed response, resulting in a 100mg BID volumetric response rate of 43% (3/7), a volumetric response rate of 69% (9/13) for patients treated at 300mg BID or 100mg BID, and a volumetric response rate of 65% (13/20) across doses. None of the other response-evaluable patients’ response statuses have changed since the data cut-off date. SD = Stable Disease, uVR = unconfirmed volumetric response. Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. One 100mg pt converted from SD to uVR after data cut-off7

Potential for Accelerated Approval Pathway* *Illustrative and subject to discussion with the U.S. Food and Drug Administration PIK3CA-Driven Vascular Anomalies Potential Accelerated Approval dataset Basket of: PROS LMs VeMs Adults & Adolescents (≥12 years old) Pediatrics (6-11 years old) Dose Selection Dose Expansion Confirmatory Add’l pt at RP3D Dose Escalation Expansion Pediatrics (2-5 years old) Potential Dose Escalation Start 300mg BID 400mg QD 400mg BID 100mg BID 300mg BID Dose Randomization:

Vascular Anomalies – Mutant-Selective Approach Has Potential to Unlock Significant Market Target Profile of Zovegalisib 1. TAM calculated based on market benchmarks and internal analysis Potential Commercial Implications Significant market opportunity $6-8B Estimated US TAM1 Superior Efficacy Superior Tolerability Superior Activity across VAs Greater Penetration Greater Chronicity Greater Breadth of use

Relay Tx – Clear Path to Addressing Large Commercial Opportunities

Zovegalisib granted BTD

	Zovegalisib Program Anticipated 2026 disclosures → key value drivers	Clinical Benchmark Hurdle[1]	Anticipated Next Steps
2L Breast Cancer ~$2-3B TAM[2]	✓ **11.1mo mPFS at pivotal dose** → Rapid execution of ongoing 2L pivotal trial	Capi+fulv in 2L: **5.5mo mPFS**	**Phase 3 enrollment update by YE2026**
1L Breast Cancer ~$7-8B TAM	✓ **44% ORR in median 3L patients for Zovega + Atirmo + fulv triplet** → Aim to initiate 1L pivotal trial in early 2027	CDK+ET in 2L+ **14-32% ORR**	**Regulatory update by YE2026, Phase 1/2 data in 1H 2027**
Vascular Anomalies ~$6-8B TAM	✓ **60% VRR across all doses[4]** → Enrolling adult expansion; pediatric cohort open	Alpelisib & KP-001 **11-16% VRR[3]** *at week 12 & 16*	**Data and regulatory update by YE2026**

~$642M Cash as of end 1Q 2026

1. Clinical benchmark references: 2L breast cancer: capivasertib + fulvestrant (CDK4/6-experienced patient sub-population of CAPItello-291, Turner N Engl J Med 2023; 388:2058-2070) ; 1L breast cancer: CDK+ET in 2L+ (PACE Ph2: SABCS 2022 #GS3-06; postMONARCH Ph3: ASCO 2024 #1001; MAINTAIN Ph2: ASCO 2022 #LBA1004); atirmociclib Ph1: Pfizer R&D Oncology Day Feb 2024; vascular anomalies: alpelisib (EPIK-P2, Canaud 2024 Blood 144:5512) and KP-001 (Ozeki 2025, Orphanet Journal of Rare Diseases 20:64); 2. TAM calculated based on market benchmarks and internal analysis; 3. these benchmarks represent the earliest volumetric response evaluation timepoint; 4. Includes both confirmed and unconfirmed responses. After the data cut-off date, one 100mg BID patient that did not have a volumetric response as of the data cut-off date has converted to an unconfirmed response, resulting in a 100mg BID volumetric response rate of 43% (3/7), a volumetric response rate of 69% (9/13) for patients treated at 300mg BID or 100mg BID, and a volumetric response rate of 65% (13/20) across doses. None of the other response-evaluable patients' response statuses have changed since the data cut-off date. VRR = Volumetric Response Rate. Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2026 Relay Therapeutics

ReDiscover preliminary data: doublet as of 01/13/2026, triplet as of 04/13/2026; ReInspire preliminary data as of 04/15/2026

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